CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nicholas Gerber, Chief Executive Officer of Victoria Bay Asset Management, LLC, the general partner of United States Oil Fund, LP (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report on Form 10-Q of the Registrant for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 8, 2006

/s/Nicholas D. Gerber
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Nicholas D. Gerber, Chief Executive Officer
(principal executive officer)

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Howard Mah, Chief Financial Officer of Victoria Bay Asset Management, LLC, the general partner of United States Oil Fund, LP (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report on Form 10-Q of the Registrant for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 8, 2006

/s/Howard Mah
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Howard Mah, Chief Financial Officer
(principal financial officer)